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                                                                   Exhibit 99.2

                           TECHNOLOGY RIGHTS AGREEMENT

                  Technology Rights Agreement made as of this _______ day of _____________, 2002 (the "Agreement"), by and among IGI, Inc., a Delaware corporation ("IGI"), Igen, Inc., a Delaware corporation ("Igen") (IGI and Igen being each a "Seller" and, collectively, the "Sellers") on the one hand, and Vetoquinol U.S.A., Inc., a Delaware corporation (the "Purchaser"), on the other hand.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, pursuant to and as further set forth in an Asset Purchase Agreement, dated as of February 6, 2002 between IGI and the Purchaser (the "Purchase Agreement"), the Purchaser agreed to purchase from the Sellers the Purchased Assets; and

                  WHEREAS, the Sellers will realize good and valuable consideration as a result of the consummation of the transactions contemplated by the Purchase Agreement; and

                  WHEREAS, Section 2.02 of the Purchase Agreement provides that IGI and the Purchaser will each execute and deliver to the other this Agreement at the Closing; and

                  WHEREAS, included in the sale of the Purchased Assets is a sale and transfer of all of the Sellers' goodwill in the Pet Business; and

                  WHEREAS, the Purchaser would suffer irreparable harm in the event the Sellers, or any of them, license or permit others to use Novasome Technology in Technology Products, except as provided herein.

                  NOW, THEREFORE, in consideration of the conditions and covenants set forth herein and in the Purchase Agreement, it is agreed as follows:

                  1.   Definitions.  Capitalized terms not otherwise defined
                       -----------
herein or in the Purchase Agreement shall have the meanings set forth in Section 5 of this Agreement.

                  2.   Exclusive Rights in Field.
                       -------------------------

                       (a) The Purchased Assets include the exclusive right (to the extent such right is held by the Sellers) to use Novasome Technology in Technology Products to the extent such Technology Products are sold or marketed in the business of animal health. Accordingly, subject to Section 2(c), each Seller hereby sells, assigns and grants to the Purchaser the exclusive (even as to such Seller), perpetual, world-wide, royalty-free, transferable, assignable, irrevocable right and license to use solely in the business of animal health (the "Field") any rights of such Seller in the Novasome Technology solely in connection with the business of marketing or selling products that are Technology Products. Except as provided in the Supply Agreement, each Seller agrees that it shall not, nor permit any of its Subsidiaries to, (i) use the Novasome Technology, or license others to use Novasome Technology, in products that are Technology Products in the Field or (ii) manufacture, package, market, sell or otherwise

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distribute or license others to manufacture, package, market, sell or otherwise distribute, IGI-Novasome Products for use in products that are Technology Products in the Field.

                  (b)  Nothing in this Agreement shall prohibit any Seller from
(i) using or licensing others to use Novasome Technology in any products other than products that are Technology Products in the Field or (ii) from manufacturing, packaging, marketing, selling or otherwise distributing or licensing others to manufacture, package, market, sell or otherwise distribute IGI-Novasome Products for use in products that are not Technology Products in the Field.

                  (c) The exclusive right and license granted to the Purchaser in Section 2(a) (the "Novasome Technology License") constitutes a sublicense of Igen's rights under the License Agreement to the extent of the rights granted to the Purchaser in Section 2(a). The Novasome Technology License and the other rights sold, assigned, granted, licensed or sublicensed by each Seller pursuant to this Agreement are so sold, assigned, granted, licensed or sublicensed solely to the extent each such Seller has the right to so sell, assign, grant, license or sublicense such rights for such purposes. Notwithstanding anything to the contrary in this Agreement, in no event does the Novasome Technology License or any other right sold, assigned, granted, licensed or sublicensed by either the Seller to the Purchaser under this Agreement permit the Purchaser to manufacture, formulate or otherwise produce any Novasome Technology including, without limitation, the IGI-Novasome Products, or any product (other than products that are Technology Products in the Field) containing any Novasome Technology. Moreover, nothing in this Agreement shall prevent, prohibit or inhibit in any respect any Seller or any Subsidiary (as defined in the Purchase Agreement) of such Seller from performing its obligations or exercising any of its rights under the Supply Agreement. The Purchaser agrees that, during any period during which the Supply Agreement is in effect, the Purchaser shall only use the Novasome Technology pursuant to its rights under this Agreement and the Purchase Agreement by purchasing IGI-Novasome Products from one or more of the Sellers pursuant to the Supply Agreement.

           (3)    Trademark License. Igen hereby grants to the Purchaser a
                  -----------------
worldwide, exclusive, royalty-free sublicense under the License Agreement with the right to grant sublicenses and the right of its sublicensees to grant further sublicenses to use any of the trademarks listed in Appendix B to the License Agreement (the "MP Marks") solely in connection with the sale or marketing of any product that is a Technology Product in the Field, subject to the restrictions set forth in Section 4.5 of the License Agreement and only to the extent Igen has the right to use the MP Marks for such purpose (the "MP Mark Sublicense"). The MP Mark Sublicense is hereby granted solely to the extent permitted by the License Agreement and with specific reference to the rights of Micro-Pak, Inc. under Section 4.5 of the License Agreement. The Purchaser acknowledges that it has read Section 4.5 of the License Agreement and understands its applicability to the Purchaser with respect to the MP Mark Sublicense. The Purchaser agrees that its use (and the use of its sublicensees and all further sublicensees of its sublicensees) of the MP Marks pursuant to the MP Mark Sublicense is subject to the oversight, control and inspection of Micro-Pak, Inc., as specified in Section 4.5 of the License Agreement. The Purchaser also agrees that its use (and the use of its sublicensees and all further sublicensees of its sublicensees) of the MP Marks pursuant to the MP Mark Sublicense is subject to the oversight, control and inspection of the Sellers to the same extent as it is subject to the oversight,

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control and inspection of Micro-Pak, Inc. under Section 4.5 of the License
Agreement and that such oversight, control and inspection right of the Sellers shall continue notwithstanding any termination of such right of Micro-Pak, Inc.

           4.     License Agreement.
                  -----------------

                  (a) Sellers agree to exercise the option in Section 2.2 of the License Agreement to cause the term of the License Agreement to be extended for an additional term of ten (10) years and to cause the payment required to be made to Micro-Pak, Inc. pursuant to Section 3.1 of the License Agreement (the "Option Fee") to be made on or prior to November 30, 2005 (the "Renewal Date"). The Sellers shall furnish the Purchaser with written evidence of such exercise and payment within five (5) days of the Renewal Date. At the Purchaser's reasonable request from time to time after June 2005, the Sellers shall discuss with the Purchaser their plans and ability to pay the Option Fee; provided that the Purchaser shall keep all information resulting from such discussions confidential and will, at Sellers' request, enter into a confidentiality agreement in a form reasonably agreeable to both parties relating to such discussions. In the event that the Sellers do not renew the License Agreement on or prior to the Renewal Date, Purchaser shall have the right, on behalf of the Sellers, to exercise Sellers' option under Section 2.2 of the License Agreement to extend the License Agreement for an additional term of ten (10) years and to pay the Option Fee required by Section 3.2 of the License Agreement, and Sellers hereby irrevocably designate and appoint Purchaser as their agent and attorney-in-fact to cause Sellers' said option to be exercised in accordance with the terms and provisions of this sentence. The Renewal Date shall be extended on a day-for-day basis for each day that any Seller's right to exercise the option set forth in Section 2.2 of the License Agreement is extended. If Purchaser exercises such right to extend the term of the License Agreement, the Sellers shall either (i) repay to Purchaser the Option Fee on or prior to December 31, 2005 (which date shall be extended on a day-for-day basis for each day that the Renewal Date is extended hereunder) together with interest thereon at a rate equal to the lesser of (x) the prime lending rate of the Bank of Montreal plus 3% or (y) 10%, compounded annually, from the date of payment by Purchaser of the Option Fee to the date of repayment by Sellers or (ii) solely at the Sellers' written election, transfer to Purchaser all of Sellers' rights and obligations under the License Agreement free and clear of any liens or encumbrances (other than under this Section 4) on or prior to December 31, 2005 (which date shall be extended on a day-for-day basis for each day that the Renewal Date is extended hereunder); provided, that, in the case of the
                                     --------  ----
foregoing clause (ii), in connection with and upon the Seller's transfer to the Purchaser of its rights and obligations under the License Agreement, the Purchaser shall sublicense to the Seller all rights and obligations of the Purchaser (after the transfer contemplated by the foregoing clause (ii)) under the License Agreement other than Purchaser's rights in Sections 2 and 3 of this Agreement; provided, further, that if the Seller repays the Option Fee to the
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Purchaser (with interest thereon at a rate equal to the lesser of (x) the prime lending rate of the Bank of Montreal plus 3% or (y) 10%, compounded annually) within two years after the date the Seller transfers its rights and obligations under the License Agreement to the Purchaser pursuant to the foregoing clause
(ii), the Purchaser shall, upon such repayment, transfer to the Seller all of the Purchaser's rights and obligations under the License Agreement free and clear of any liens or encumbrances other than Purchaser's rights under Sections 2 and 3 of this Agreement.

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               (b) Sellers shall not amend, modify or terminate any provision of the License Agreement in any manner so as to adversely affect the Purchaser's rights to use the Novasome Technology as provided herein or which would interfere with Sellers' obligations under the Supply Agreement.

               (c) Sellers shall not transfer, assign or otherwise convey the License Agreement except in connection with a Change of Control, and then only on condition that the assignee expressly agree in writing delivered to the Purchaser to be bound by the provisions of this Agreement. Notwithstanding the foregoing, nothing in this Agreement shall prevent or inhibit the Seller from sublicensing any of its rights and obligations under the License Agreement other than those rights granted to Purchaser in Sections 2 and 3 hereof and no consent of or notice to the Purchasers shall be required with respect to any such sublicense.

          5.   Definitions. For purposes of this Agreement,
               -----------

               (a) "Change of Control" means, with respect to any person (the "Target"), the sale, transfer or other disposition of all or substantially all of such Target's assets to one or more other persons (the "Acquiror") in a single transaction or series of related transactions, unless securities possessing more than 50% of the total combined voting power of the Acquiror's outstanding securities (or the securities of any parent thereof) are held by a person or persons who held securities possessing more than 50% of the total combined voting power of the Target immediately prior to that transaction.

               (b) "IGI-Novasome Products" means those products by which Novasome Technology is included in the products that are Technology Products as of the date hereof (or in the case of Technology Products whose distribution was discontinued prior to the date hereof, on such date of discontinuance) including, but not limited to, those set forth on Exhibit A hereto.

               (c) "License Agreement" means that certain License Agreement, dated December 13, 1995, by and between Micro Pak, Inc., a Delaware corporation ("Micro-Pak") and Igen, attached hereto as Exhibit B.

               (d) "Novasome Technology" means any technology, intellectual property, trade secrets, processes and other property licensed, provided or used or permitted to be licensed, provided or used under the License Agreement that was used in any products of the Pet Business on or prior to the Closing Date of the Purchase Agreement.

               (e) "Technology Products" means all product lines or product categories in the Field known as: (i) shampoos, if such products contain any of the active ingredients contained in products of the Pet Business that are shampoos that exist on the date hereof or existed at any time prior hereto; (ii) creme rinses, if such products contain any of the active ingredients contained in products of the Pet Business that are creme rinses that exist on the date hereof or existed at any time prior hereof; (iii) moisturizing sprays or ear cleansers, to the extent such sprays or ear cleansers, as the case may be, are formulated with 100% Novasome Technology; and (iv) hand cremes. A product which is a Technology Product shall cease to be a Technology Product if the Novasome Technology in its formulation is reduced to a de minimis

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amount compared to the amount of Novasome Technology in its formulation in effect on the date hereof (or, if the Product has been discontinued prior to the date hereof, its formulation on the date that its use was discontinued).

          5.2. Notices. All notices, requests, claims, demands and other
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communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or sent by confirmed facsimile or email (with the original to follow by first class mail, postage prepaid) or sent, postage prepaid, by registered or certified mail or internationally recognized express courier service and shall be deemed given when so delivered by hand, email or facsimile or if mailed, five (5) days after mailing (two (2) business day in the case of overnight courier service) at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)   if to the Buyer, to

                     VETOQUINOL U.S.A., Inc.
                     2000 Chemin Georges
                     Lavaltrie, Quebec
                     Canada J0K 1H0
                     Attention: Normand Robichaud
                     Telephone: 450-586-2252
                     Facsimile: 450-586-2511
                     Email: nrobichaud@vetoquinol.ca

                     With a copy to:

                     VETOQUINOL S.A.
                     Laboratoire Vetoquinol
                     34, rue du Chene Sainte-Anne
                     70200, Magny-Vernois, France
                     Attention: Directeur General
                     Telephone: 011-333-8462-5555
                     Facsimile: 011-333-8462-5509
                     Email: dg@vetoquinol.com

               (b)   if to a Seller, to

                     IGI, Inc.
                     Wheat Road & Lincoln Avenue
                     P.O. Box 687
                     Buena, NJ 08310-0687
                     Attention: John Ambrose
                     Telephone: 856-697-1441
                     Facsimile: 856-697-2259
                     Email: johnambrose@askigi.com

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                           With a copy to:

                           Hale and Dorr LLP
                           60 State Street
                           Boston, MA 02109
                           Attention: Jeffrey N. Carp, Esq.
                           Telephone: 617-526-6468
                           Facsimile: 617-526-5000
                           Email: jeffrey.carp@haledorr.com

          6.   No Waiver. The failure to enforce at any time any of the
               ---------
provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect the validity of this Agreement, of any part hereof, or the right of either party thereafter to enforce each and every such provision in accordance with the terms of this Agreement.

          7.   Amendment; Interpretation. This Agreement may not be amended or
               -------------------------
extended in any respect except by a writing signed by all parties hereto. The subject matter and language of this Agreement has been the subject of negotiations between the parties hereto and their respective counsel, and this Agreement has been jointly prepared by them; accordingly, this Agreement shall not be construed against any party hereto on the basis that it was drafted by such party or its counsel.

          8.   Governing Law; Jurisdiction; Specific Performance.
               -------------------------------------------------

               (a) This Agreement shall be governed by, and construed in accordance with, the internal laws (and not the law of conflicts) of the State of New York.

               (b) Each party hereto (i) submits to the non-exclusive jurisdiction of any state or federal court sitting in the State of New York in any action or proceeding arising out of or relating to this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court and (iv) WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTION AGREEMENTS. Each party hereto hereby waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required to any other party hereto with respect thereto. Any party hereto may make service on another party hereto by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 5.2. Nothing in this Section 8(b), however, shall affect the right of any party hereto to serve legal process in any other manner permitted by law.

               (c) Each of the parties hereto acknowledges that the other may be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of the other parties set forth in this Agreement. Accordingly, it is agreed that, in addition to any other remedies that may be available to a party upon any such

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violation, such party shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to such party at law or in equity. Nothing contained in this Section 8(c) shall release such party from any liability arising from any breach by it of its representations, warranties, covenants or agreements in this Agreement.

               (d) Each of the Sellers and the Purchaser hereby agrees to seek confidential treatment of all confidential matters relating to any suit, claim, action or proceeding brought in any court.

          9.   Assignment. The Sellers shall not, without the Purchaser's prior
               ----------
written consent, in any way transfer, assign or otherwise convey either (i) this Agreement or any of the Sellers duties or obligations hereunder or (ii) the License Agreement except in either case in connection with a Change of Control and then only on condition that the assignee expressly agree in writing delivered to the Purchaser prior to the consummation of the Change of Control to assume all of the Seller's obligations hereunder. This Agreement shall be binding upon the parties and their respective successors and permitted assigns.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized representatives as of the day and year first above written.

                                             THE SELLERS:

                                             IGI, INC.


                                             By_________________________________
                                                Name:
                                                Title:

                                             IGEN, INC.


                                             By_________________________________
                                                Name:
                                                Title:

                                             THE PURCHASER:

                                             VETOQUINOL U.S.A., INC.


                                             By_________________________________
                                                Name:
                                                Title:

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